________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C.  20549
                           _________________________

                                   FORM  T-1

                            STATEMENT OF ELIGIBILITY
                    UNDER THE TRUST INDENTURE ACT OF 1939 OF
                   A CORPORATION DESIGNATED TO ACT AS TRUSTEE

                  ___________________________________________

              CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF
                A TRUSTEE PURSUANT TO SECTION 305(b)(2) ________

                    ________________________________________

                            THE CHASE MANHATTAN BANK
              (Exact name of trustee as specified in its charter)


        New York                                      13-4994650
(State of incorporation                            (I.R.S. employer
if not a national bank)                           identification No.)

            270 Park Avenue
          New York, New York                             10017
(Address of principal executive offices)               (Zip Code)

                              William H. McDavid
                                General Counsel
                                270 Park Avenue
                            New York, New York 10017
                              Tel:  (212) 270-2611
           (Name, address and telephone number of agent for service)

                  ____________________________________________

                              Markel Holdings Inc.
              (Exact name of obligor as specified in its charter)

           Virginia                                        54-1959284
(State or other jurisdiction of                        (I.R.S. employer
incorporation or organization)                        identification No.)

         45201 Highwoods Pkwy
         Glen Allen, Virginia                                23060
(Address of principal executive offices)                  (Zip Code)

                  ____________________________________________

                            Contingent Value Rights
                      (Title of the indenture securities)

________________________________________________________________________________
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                                    GENERAL

Item 1. General Information.

     Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

       New York State Banking Department, State House, Albany, New York  12110.

       Board of Governors of the Federal Reserve System, Washington, D.C., 20551

       Federal Reserve Bank of New York, District No. 2, 33 Liberty Street, New York, N.Y.

       Federal Deposit Insurance Corporation, Washington, D.C., 20429.


     (b) Whether it is authorized to exercise corporate trust powers.

       Yes.


Item 2.  Affiliations with the Obligor.

     If the obligor is an affiliate of the trustee, describe each such affiliation.

     None.

                                     - 2 -
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Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

      5.  Not applicable.

      6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 4th day of February, 2000.

                            THE CHASE MANHATTAN BANK

                            By____________________________________
                              Philbert G. Jones
                              Assistant Vice President

                                     - 3 -
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Item 16.  List of Exhibits

      List below all exhibits filed as a part of this Statement of Eligibility.

      1. A copy of the Articles of Association of the Trustee as now in effect, including the Organization Certificate and the Certificates of Amendment dated February 17, 1969, August 31, 1977, December 31, 1980, September 9, 1982, February 28, 1985, December 2, 1991 and July 10, 1996 (see Exhibit 1 to Form T-1 filed in connection with Registration Statement No. 333-06249, which is incorporated by reference).

      2. A copy of the Certificate of Authority of the Trustee to Commence Business (see Exhibit 2 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      3. None, authorization to exercise corporate trust powers being contained in the documents identified above as Exhibits 1 and 2.

      4. A copy of the existing By-Laws of the Trustee (see Exhibit 4 to Form T-1 filed in connection with Registration Statement No. 333-76439, which is incorporated by reference).

      5.  Not applicable.

      6.  The consent of the Trustee required by Section 321(b) of the Act (see
Exhibit 6 to Form T-1 filed in connection with Registration Statement No. 33-50010, which is incorporated by reference. On July 14, 1996, in connection with the merger of Chemical Bank and The Chase Manhattan Bank (National Association), Chemical Bank, the surviving corporation, was renamed The Chase Manhattan Bank).

      7. A copy of the latest report of condition of the Trustee, published pursuant to law or the requirements of its supervising or examining authority.

      8.  Not applicable.

      9.  Not applicable.

                                   SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, The Chase Manhattan Bank, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York and State of New York, on the 4th day of February, 2000.

                            THE CHASE MANHATTAN BANK

                                By   /s/ Philbert G. Jones
                                   -------------------------
                                        Philbert G. Jones
                                   Assistant Vice President


                                     - 3 -
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                             Exhibit 7 to Form T-1


                                Bank Call Notice

                             RESERVE DISTRICT NO. 2
                      CONSOLIDATED REPORT OF CONDITION OF

                            The Chase Manhattan Bank
                  of 270 Park Avenue, New York, New York 10017
                     and Foreign and Domestic Subsidiaries,
                    a member of the Federal Reserve System,

                at the close of business September 30, 1999, in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                  Dollar Amounts
                     ASSETS                         in Millions

Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin.......     $ 13,497
  Interest-bearing balances..............................        6,388
Securities:..............................................
Held to maturity securities..............................          798
Available for sale securities............................       48,655
Federal funds sold and securities purchased under
  agreements to resell...................................       30,373
Loans and lease financing receivables:
  Loans and leases, net of unearned income...............     $132,392
  Less: Allowance for loan and lease losses..............        2,463
  Less: Allocated transfer risk reserve..................            0
                                                              --------
  Loans and leases, net of unearned income,
  allowance, and reserve.................................      129,929
Trading Assets...........................................       47,413
Premises and fixed assets (including capitalized
  leases)................................................        3,287
Other real estate owned..................................           26
Investments in unconsolidated subsidiaries and
  associated companies...................................          185
Customers' liability to this bank on acceptances
  outstanding............................................          716
Intangible assets........................................        2,693
Other assets.............................................       15,430
                                                              --------
TOTAL ASSETS.............................................     $299,390
                                                              ========

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                                  LIABILITIES
Deposits
  In domestic offices....................................     $100,324
  Noninterest-bearing ...................................      $41,601
  Interest-bearing ......................................       58,723
  In foreign offices, Edge and Agreement subsidiaries
  and IBF's..............................................       88,064
Noninterest-bearing .....................................      $ 6,363
  Interest-bearing ......................................       81,701

Federal funds purchased and securities sold under
agreements to repurchase.................................       35,773
Demand notes issued to the U.S. Treasury.................          892
Trading liabilities......................................       33,565
Other borrowed money (includes mortgage indebtedness
  and obligations under capitalized leases):
  With a remaining maturity of one year or less..........        4,434
       With a remaining maturity of more than one year
       through three years...............................           14
       With a remaining maturity of more than three
       years.............................................           97
Bank's liability on acceptances executed and outstanding.          716
Subordinated notes and debentures........................        5,429
Other liabilities........................................       11,457

TOTAL LIABILITIES........................................      280,765
                                                              --------
                                 EQUITY CAPITAL


Perpetual preferred stock and related surplus............            0
Common stock.............................................        1,211
Surplus  (exclude all surplus related to preferred stock)       11,016
Undivided profits and capital reserves...................        7,333
Net unrealized holding gains (losses)
on available-for-sale securities ........................         (951)
Accumulated net gains (losses) on cash flow hedges.......            0
Cumulative foreign currency translation adjustments......           16
TOTAL EQUITY CAPITAL.....................................       18,625
                                                              --------
TOTAL LIABILITIES AND EQUITY CAPITAL.....................     $299,390
                                                              ========

I, Joseph L. Sclafani, E.V.P. & Controller of the above-named bank, do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                             JOSEPH L. SCLAFANI

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

                          WALTER V. SHIPLEY           )
                          WILLIAM B. HARRISON, JR.    )  DIRECTORS
                          SUSAN V. BERRESFORD         )

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